           AMENDMENT TO CREDIT AGREEMENT AND CERTAIN OTHER DOCUMENTS


     THIS AMENDMENT is made as of June 3, 1996 by and among MASADA SECURITY, INC., a Delaware corporation (the "Borrower"); CIBC INC. ("CIBC"), as a Lender; SUNTRUST BANK, CENTRAL FLORIDA, N.A. ("SunTrust"), as Co-Agent and as a Lender; and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY as Administrative Agent (the "Agent") for CIBC, SunTrust and other financial institutions who are or who become Lenders under, and as defined in the Credit Agreement referred to below.

                                    RECITALS

     A. The Borrower, CIBC, SunTrust and the Agent are parties to a Credit Agreement dated as of March 28, 1996 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

     B. The Borrower has requested the consent of the Agent and the Lenders to the terms and conditions of the Secure America Acquisition pursuant to Section
7.07 of the Credit Agreement. The Borrower has informed the Agent and the Lenders that it intends to accomplish the Secure America Acquisition as follows: Secure America, Inc. has been merged into Alarms by HRD, Inc. with Alarms by HRD, Inc. being the surviving corporation of such merger. The Borrower proposes to acquire all of the issued and outstanding capital stock of Alarms by HRD, Inc. pursuant to the terms of the Stock Purchase Agreement (as originally executed, the "Stock Purchase Agreement") dated May 31, 1996 among the Borrower and Russell B. Jones, Robert S. Moses, David R. Donnelly and Ronald G. Walters (collectively, "Sellers"). Alarms by HRD, Inc. is hereinafter referred to as the "Florida Subsidiary".

     C. Subject to certain terms and conditions, the Agent and the Lenders are willing to agree to such request, as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     I. AMENDMENTS TO LOAN AGREEMENT.

     The Loan Agreement is hereby amended as follows:

     A. DEFINITIONS.

     1. The definitions of "Subsidiary" or "Subsidiaries" are amended to provide that after the consummation of the Secure America Acquisition the only Subsidiaries of the Borrower shall be the Austin Subsidiary and the Florida Subsidiary.

     2.  A new definition is added to read as follows:

            Florida Subsidiary: Alarms by HRD, Inc., a wholly-owned subsidiary of the Borrower.


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     B. REPRESENTATIONS AND WARRANTIES.

     1. Section 4.01 is amended by adding thereto the following sentence at the end thereof:

            The Florida Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.


     2. All references in Article IV to the Austin Subsidiary (other than the representation relating to its existence as a Texas corporation) shall hereafter refer to each of the Austin Subsidiary and the Florida Subsidiary.

     C. RESTRICTED ESCROWS.

     Section 2.01(c) is amended by changing the phrase at the end of the first sentence thereof from "it being understood and agreed that all future escrows shall be held by the Co-Agent and pledged to the Lenders as expressed in
Section 2.01(a)" to read "it being understood and agreed that all future escrows shall be pledged to the Lenders as expressed in Section 2.01(a) and the Borrower shall use its best efforts to ensure that all future escrows shall be held by the Co-Agent".

     II. AMENDMENT TO SECURITY AND PLEDGE AGREEMENT. Reference is made to the Security and Pledge Agreement dated as of March 28, 1996 (the "Security Agreement") between the Borrower and the Agent. Pursuant thereto, the Borrower hereby agrees that all of the issued and outstanding stock of the Florida Subsidiary shall be included within the definition of "Pledged Securities" under the Security Agreement, and the Borrower hereby reaffirms and grants to Agent on behalf of Lenders a security interest in, and pledge and collateral assignment of, all of the shares of issued and outstanding capital stock of the Florida Subsidiary and rights relating thereto and proceeds thereof. The Borrower is delivering to the Agent contemporaneously with the execution hereof, certificates representing all of the issued and outstanding capital stock of the Florida Subsidiary, in suitable form for transfer by delivery, accompanied by duly executed stock powers relating thereto in blank.

     III. AMENDMENT TO AFFILIATE SUBORDINATION AGREEMENT. Reference is made to the Affiliate Subordination Agreement dated as of March 28, 1996 among the Borrower, Masada Security Holdings, Inc., Kristynik Security Systems, Inc. and the Agent (the "Subordination Agreement"). Pursuant thereto, the Borrower hereby agrees that the Florida Subsidiary shall be included within the definition of "Creditor" under the Subordination Agreement, and the Subordination Agreement shall hereafter be applicable to the Florida Subsidiary, in addition to the other Creditors thereunder, as if the Florida Subsidiary had been an original signatory thereto. The Florida Subsidiary agrees, by executing a joinder hereto, to be liable as a Creditor and to assume all obligations as a Creditor under said Subordination Agreement.

     IV. NO FURTHER AMENDMENTS. Except as specifically amended hereby, the Credit Agreement, the Security Agreement and the Subordination Agreement shall remain unmodified and in full force and effect and are hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Agent and the Lenders evidenced thereby and by the Notes is hereby reaffirmed in all respects.

     V. CERTAIN REPRESENTATIONS. As a material inducement to the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants (which

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representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

     A. The execution and delivery of this Amendment, the Conditional Assignment dated on or about the date hereof from the Borrower in favor of the Agent (the "Conditional Assignment"), the Guaranty of the Florida Subsidiary dated on or about the date hereof in favor of the Agent and the Lenders (the "Guaranty"), the Security Agreement dated on or about the date hereof executed by the Florida Subsidiary in favor of the Agent (the "Security Agreement"), and the Stock Purchase Agreement and any and all agreements executed by or on behalf of the Borrower or any of its Subsidiaries relating to the Secure America Acquisition (collectively, the "Purchase Documents") have been duly authorized by all requisite corporate action on the part of the Borrower and its Subsidiaries.

     B. The representations and warranties contained in the Credit Agreement, any of the Purchase Documents or any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower or either Subsidiary from that disclosed in the financial statements most recently furnished to the Agent. No Event of Default or condition or event which would, with notice or the lapse of time or both, result in an Event of Default has occurred and is continuing.

     C. Neither Borrower nor either Subsidiary is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity, in connection with or as a condition to the execution, delivery or performance of any of the Purchase Documents or this Amendment or any of the other documents executed in connection herewith.

     D. Each of this Amendment, the Conditional Assignment, the Security Agreement and the Guaranty constitutes the legal, valid and binding obligation of the Borrower and its Subsidiaries who are parties thereto, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

     VI. CONDITIONS. The willingness of the Agent and the Lenders to agree to the foregoing is subject to the conditions:

     A. The Borrower and the Subsidiaries shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

            (1)  This Amendment;

            (2)  The Conditional Assignment, the Guaranty and the
                 Security Agreement, (and the Agent shall be satisfied that it has been granted a perfected pledge and security interest in, and first lien on, all assets of the Florida Subsidiary and all issued and outstanding capital stock thereof);

            (3)  True, complete and correct copies of the Purchase
                 Documents;

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            (4)  True and complete copies of any required
                 stockholders' and directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, the Conditional Assignment, the Guaranty, the Security Agreement and the Purchase Documents, certified by the Secretary of the appropriate company;

            (5)  Opinions of counsel to Borrower and its
                 Subsidiaries and counsel to Sellers, satisfactory to Agent, and such other supporting documents and certificates as the Agent or its counsel may reasonably request.

     B. The transactions contemplated by the Stock Purchase Agreement shall have been consummated, with the exception of that portion of the purchase price thereunder being paid with proceeds of an Advance, and the Agent shall have received an opinion of counsel to the Borrower and the Subsidiaries to such effect, dated as of the date hereof, in form and substance satisfactory to the Agent.

     C. All legal matters incident to the transactions hereby contemplated shall be satisfactory to the Agent's counsel.

     VII. MISCELLANEOUS.

     A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment and the documents relating hereto.

     B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.



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     IN WITNESS WHEREOF, the Agent, the Borrower, CIBC and SunTrust have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                        MASADA SECURITY, INC.


                                        By: /s/ Charles F. Armstrong
                                           -------------------------------------
                                             Title: Vice President
                                                   -----------------------------

                                        CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                                        YORK AGENCY


                                        By: /s/ Martin W. Friedman
                                           -------------------------------------
                                             Martin W. Friedman,
                                             Authorized Signatory


                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                        By: /s/ Christopher Aguilar
                                           -------------------------------------
                                             Title:   First V.P.
                                                   -----------------------------

                                        CIBC INC.


                                        By: /s/ Martin W. Friedman
                                           -------------------------------------
                                             Martin W. Friedman,
                                             Managing Director


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                                    JOINDER


     The undersigned, Alarms by HRD, Inc. and Kristynik Security Systems, Inc., hereby join in the execution of the foregoing Amendment dated as of June 3, 1996 for the purpose of agreeing and consenting thereto and agreeing to be bound by the provisions thereof applicable to each of them, all as of June 3, 1996. The undersigned, Kristynik Security Systems, Inc., hereby also confirms its Guaranty and Security Agreement in favor of Agent, each dated as of March 28, 1996, and agrees that each of such agreements remain in full force and effect, enforceable in accordance with the terms thereof.


     ALARMS BY HRD, INC.


                                        By: /s/ Charles F. Armstrong
                                           ------------------------------------
                                             Title: Vice President
                                                   ----------------------------

                                        KRISTYNIK SECURITY SYSTEMS, INC.


                                        By:  /s/ Cathy Antee
                                            -----------------------------------
                                             Title: President
                                                   ----------------------------

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